Cash and Cash Equivalents - Summary of Cash Flows, Cash and Cash Equivalents (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)	Dec. 31, 2019 CNY (¥)
Cash and cash equivalents [abstract]
Cash at banks and on hand	¥ 3,730,372	$ 536,597	¥ 4,218,131
Short-term bank deposits	721,117	103,730	570,088
Cash and cash equivalents	¥ 4,451,489	$ 640,327	¥ 4,788,219	$ 688,764	¥ 5,877,647	¥ 5,753,268